UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 8, 2007

SHOE CARNIVAL, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street, Evansville, IN	47715

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(812) 867-6471

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2--Financial Information

Item 2.02  Results of Operations and Financial Condition.

          On November 8, 2007, Shoe Carnival, Inc. (the "Company") issued a press release announcing its sales results for its third fiscal quarter ended November 3, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 7--Regulation FD

Item 7.01  Regulation FD Disclosure

          On November 8, 2007, the Company issued a press release announcing revised earnings guidance for the third quarter of fiscal 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9--Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits:

Exhibit No.	Exhibits
99.1	Press Release - November 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)

Dated: November 8, 2007	By:	/s/ W. Kerry Jackson

W. Kerry Jackson
Executive Vice President and Chief Financial Officer